OEM MARKET DEVELOPMENT PROGRAM
                                 AND
                      TRADEMARK LICENSE AGREEMENT

This Market Development Program and Trademark License Agreement (the "Agreement") is entered into as of the 15th day of May, 1993 (the
"Effective Date"), by and between Intel Corporation, a Delaware corporation, with principal offices at 2200 Mission College Blvd.,
Santa Clara, California ("Intel"), and Intergraph Corporation, with offices located at One Madison Industrial Park, Huntsville, Alabama
35894
_________________________________________________________________("OEM").
_________________________________________________________________(Country).
"OEM" shall also mean all subsidiaries of OEM world-wide.


                              RECITALS
                              --------

A. Intel designs, manufactures, and sells certain microprocessor computer chips which OEM incorporates as Central Processing Units ("Intel CPU" or "Intel CPUs") into the design and manufacture of its computers, which are then sold, either directly or through OEM's distribution channel(s), to end users.

B. Intel has adopted a trademark design (the "Logo"), which design incorporates the words, "INTEL INSIDE" to be used by Intel and Intel's licensees to indicate to end users that a computer product contains Intel CPUs. A copy of the Logo is attached as Attachment "A".

C.   Intel further has developed a cooperative merchandising program
     (the "Market Development Program") for its OEM customers who use the Logo as an incentive for such OEM customers to use the Logo.

D. OEM and Intel are each desirous of OEM developing, manufacturing, selling, and promoting computer products using Intel CPUs through OEM's use of the Logo and OEM's participation in the Market Development Program.

NOW, THEREFORE, the parties agree as follows:

1.0  TRADEMARK LICENSES

1.1  Logo License Grant.  Intel hereby grants to OEM a world-wide
     (except for Japan), limited, non-exclusive, non-transferrable, royalty-free right to reproduce and use the Logo solely in connection with the promotion, marketing, and sale of those computer products developed, manufactured, and/or sold by OEM which contain one or more of the Intel CPUs indicated on Attachment "B", subject to the terms and conditions set forth herein. Intel may add other Intel CPUs to Attachment "B" during the Term of this Agreement.

1.2 Logo in Japan. Intel has adopted a special Logo which incorporates the words "INTEL IN IT", for use exclusively in the end-user computer market in Japan. Upon OEM's request and Intel's approval, OEM will be granted a license addendum to this Agreement for the special Japanese Logo.

1.3 Qualifying Products. OEM may use the Logo solely in conjunction with the promotion and sale of OEM's Qualifying Products. "Qualifying Products" for purposes of this Agreement shall mean those computer product lines designed, manufactured and/or sold by OEM each unit of which contains only Intel CPUs as indicated on Attachment "B". OEM's computer product lines which do not use Intel CPUs in one hundred percent (100%) of the units produced are considered "Non-Qualifying Products" in their entirety. OEM's Qualifying Products are set forth in Attachment "C".

1.4 Logo Usage Requirements. OEM agrees to comply with the Logo Usage Requirements of this Paragraph 1.4 and the Logo Usage Guidelines as provided by Intel from time to time. Failure to comply with any provision of the Logo Usage Requirements of this Paragraph 1.4 shall be considered a material breach of this Agreement. Intel may reasonably amend the Logo Usage Guidelines from time to time upon reasonable written notice to OEM, but not less than sixty (60) days notice.

     (a) The Logo may only be used in connection with the promotion of those Qualifying Products that contain an Intel CPU which has been designed, manufactured, and whose sale originated with Intel, listed on Attachment "B", and only in accordance with the terms and conditions of this Agreement.

     (b) The Logo may not be used in connection with the display, advertising, or promotion of products that do not contain Intel CPUs or with Non-Qualifying Products.

     (c) The Logo is not to be altered and must be reproduced from the supplied Logo sheet as provided by Intel from time to time. The Logo is not to be used in conjunction with any other mark or design, i.e., the Logo must stand alone in terms of the commercial impression generated by the particular usage.

     (d)  OEM must identify the Logo as a trademark of Intel
          Corporation with each usage in the following format:

          "The Intel Inside Logo is a trademark of Intel Corporation."

     (e) OEM must exercise care in the use of the Logo so as not to indicate to the public that OEM is a division or affiliate of Intel or otherwise related to Intel or that the Qualifying Product is produced or has been tested, approved, or endorsed by Intel.

     (f) OEM must not use as its own trademark any word(s) or design(s) confusingly similar to the Logo.

     (g)  The Logo may not be permanently affixed to a Qualifying Product.

2.0  PRODUCT QUALITY

2.1  Intel is generally aware of the current quality of OEM's
     Qualifying Products. OEM agrees to maintain the quality of Qualifying Products to a level of quality comparable with the current quality of Qualifying Products. OEM agrees to continue to use Intel CPUs in all Qualifying Products for so long as such Qualifying Products are being promoted using the Logo.

2.2 If Intel determines the Qualifying Products, or any of them, are no longer maintained at the current level of quality, Intel shall so notify OEM in writing and shall have the right to terminate this Agreement with respect to the Qualifying Product(s) which are the subject of such deficient quality notice if OEM does not take reasonable steps to re-establish the current quality of the Qualifying Products which are the subject of the deficient quality notice.

2.3 If OEM wishes to develop, manufacture, and/or sell new end user computer products which it wishes to have included as Qualifying Products on Attachment "C" or in the event OEM wishes to convert a Non-Qualifying Product line to a Qualifying Product line, OEM shall so notify Intel in writing and request a modification of Attachment "C", subject to the provisions of Section 3.0 of this Agreement.

3.0  RIGHT TO INSPECT

3.1  Upon reasonable notice, OEM agrees to allow Intel to inspect
     Qualifying Products and peripheral materials, such as packaging, manuals, instruction materials, brochures, catalogs, point-of-purchase displays, etc., which make use of the Logo, to ensure that usage of the Logo is in compliance with the terms of this Agreement.

3.2 If OEM seeks to modify the list of Qualifying Products on Attachment "C" in accordance with Paragraph 2.3, OEM agrees to allow Intel to inspect the unfamiliar or previously Non-Qualifying Products to ensure the quality of such products are the same or similar to that of the current Qualifying Products.

4.0  PROTECTION OF INTEREST

     In the event OEM becomes aware of any unauthorized use of the Logo by a third party, OEM agrees to promptly notify Intel and to cooperate fully, at Intel's expense, in the enforcement of Intel's rights against such a third party. Nothing contained in the Section 4.0 shall be construed as to require Intel to enforce any rights against a third party or to restrict Intel's rights to license or consent to such a third party's use of the Logo.

5.0  MARKET DEVELOPMENT PROGRAM

5.1 Terms and Conditions. OEM may participate in the Intel Market Development Program so long as this Agreement is in effect and provided it complies with all Terms and Conditions of the Market Development Program as promulgated by Intel from time to time ("Terms and Conditions"). An abstract of the current Terms and Conditions is attached hereto as Attachment "D". Only print media advertising for Qualifying Products is eligible for reimbursement.

5.2 Modifications to Terms and Conditions. Intel reserves the right to unilaterally modify the Terms and Conditions, so long as such change applies simultaneously to all OEM customers who are participating in the Market Development Program. Intel shall give OEM no less than ninety (90) days written notice of modifications to the Terms and Conditions.

5.3 Audit. Intel shall have the right to have independent certified public accountants (reasonably agreeable to OEM) conduct an audit of OEM's relevant records to verify Market Development Program accruals and print media advertising costs claimed by OEM. Any such audit will be performed during OEM's normal business hours and not more than once annually.

6.0  TERM OF AGREEMENT AND TERMINATION FOR DEFAULT

6.1 Term of Agreement. Unless sooner terminated under the provisions of Section 6.2, this Agreement shall remain in effect until such time as either party gives the other written notice of its intent to terminate no less than ninety (90) days prior to the intended termination date. Termination pursuant to this Paragraph 6.1 may be for any reason or no reason.

6.2 Termination for Default. Either party shall have the right to terminate this Agreement if the other party defaults on any of its obligations under this Agreement, unless within thirty (30) calendar days after written notice of such default, the defaulting party remedies the default.

6.3 Effect of Termination. Upon termination of this Agreement, OEM shall immediately cease use of the Logo, and no Market Development Program funds will accrue after termination. In the event of termination in accordance with Paragraph 6.1, OEM may continue to use the Logo to deplete any stock of promotional materials it has on hand at the time of such termination, so long as such use is in compliance with the terms of this Agreement, and Intel shall reimburse OEM for print media advertising to which OEM committed prior to termination in accordance with this Agreement. OEM's products referenced in such advertising must remain Qualifying Products for three (3) months after the publication date of such advertising.

6.4  Continuing Obligations.  The respective obligations of OEM and
     Intel under the provisions of Paragraphs 6.3, 6.4, 7.1, 7.2, 7.4, and
     7.6 shall remain in force notwithstanding by the termination of this Agreement.

7.0  GENERAL PROVISIONS

7.1  LIMITATIONS OF LIABILITY.  NEITHER PARTY SHALL BE LIABLE TO THE
     OTHER FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.2  NO ADDITIONAL OBLIGATIONS.  OEM IS NOT REQUIRED, AND OEM
     ACKNOWLEDGES THAT IT IS NOT REQUIRED, AS CONDITIONS OF PARTICIPATION IN THIS TRADEMARK LICENSING AND MARKET DEVELOPMENT PROGRAM, (1) TO PURCHASE INTEL CPUs DIRECTLY FROM INTEL, (2) TO PURCHASE OTHER INTEL, NON-CPU PRODUCTS OR (3) TO REFRAIN FROM PURCHASING NON-INTEL PRODUCTS OR PRODUCTS FROM NON-INTEL SOURCES. ADDITIONALLY, OEM UNDERSTANDS AND ACKNOWLEDGES THAT IT CAN SHIP BOTH QUALIFYING PRODUCTS AND NON-QUALIFYING PRODUCTS WHICH ARE IDENTICAL EXCEPT THAT THE FORMER CONTAINS INTEL CPUs AND THE LATTER CONTAINS SOMETHING OTHER THAN INTEL CPUs, SO LONG AS SUCH QUALIFYING AND NON-QUALIFYING PRODUCTS ARE PROMOTED AND DISTRIBUTED USING DIFFERENT MODEL NUMBERS OR OTHER MODEL DESIGNATIONS.

7.3 Assignment. This agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. OEM may not assign any of its rights or delegate any of its obligations under this Agreement to any third party without the express written consent of Intel, except in the instance of a merger or acquisition of OEM.

7.4 Choice of Law. The validity, construction and performance of this Agreement shall be governed by the laws of the State of California and the United States of America.

7.5 Relationship of the Parties. No agency, partnership, joint venture, or employment is created between Intel and OEM as a result of this Agreement. Neither party is authorized to create any obligation, express or implied, on behalf of the other party, nor, except to the extent expressly provided in this Agreement, to exercise any control over the other party's methods of operation.

7.6 Entire Agreement. This Agreement, including the Attachments and Addenda hereto, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all proposals, oral or written, all negotiations, conversations, and/or discussions between the parties relating to this Agreement and all past courses of dealing or industry customs.

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Agreement.


INTEL CORPORATION                  INTERGRAPH CORPORATION
                                         ("OEM")


/s/ Janice Wilkins                 /s/ Allan B. Wilson
Signature                          Signature

Janice Wilkins                     Allan B. Wilson
Printed Name                       Printed Name

Intel Inside Program Manager       Executive Vice President,
                                   Corporate Marketing
Title                              Title


June 10, 1993                      June 4, 1993
Date                               Date


OEM BANK DETAILS                   OEM CONTACT PERSON
For International OEMs             (if different from above)

                                   Neysa Holland
Bank                               Name


                                   Supr., Marketing Communications
Address                            Position

                                   Mailstop LR24C1
                                   Address

                                   Huntsville, AL  35894-0001


                                   (205) 730-8055
Bank Account Number                Phone


Return Executed Licenses to:

                    Intel Inside Program Office
                    c/o Janice Wilkins
                    Intel Corporation
                    2200 Mission College Blvd.
                    P.O. Box 58119, RN5-30
                    Santa Clara, CA  95052-8119



                           ATTACHMENT "A"


                             THE LOGO







                          ATTACHMENT "B"

              INTEL CPUs AND OEM QUALIFYING PRODUCTS





Intel CPUs

Intel386 (TM) microprocessors

Intel486 (TM) microprocessors




                        ATTACHMENT "C"

                   OEM QUALIFYING PRODUCTS


Check one of the following:                  New Attachment C


This Attachment C [] Replaces the previous Attachment C [] Is an addition to the previous Attachment C

        OEM Product Name                           Type         Intel CPU

Intergraph TD 1 Workstation, Model 1110              D       Intel 486 DX  33
Intergraph TD 1 Workstation, Models 1220 & 1230      D       Intel 486 DX2 66
_________________________________________         ____       ________________
_________________________________________         ____       ________________
_________________________________________         ____       ________________

Type (Choose): [N/P] - Notebook/Portable [D] - Desktop [S/M] - Server/Mainframe


Intel CPU (Example):

Intel 386 DX-16  Intel 386 SX-12  Intel 386 SL-16  Intel 486 DX2-50
Intel 386 DX-20  Intel 386 SX-16  Intel 386 SL-20  Intel 486 DX2-66
Intel 386 DX-25  Intel 386 SX-20  Intel 386 SL-25  Intel 486 SX-16
Intel 386 DX-33  Intel 386 SX-25  Intel 486 DX-25  Intel 486 SX-20
                 Intel 386 SX-33  Intel 486 DX-33  Intel 486 SX-25
                                  Intel 486 DX-50  Intel 486 SX-33
                                                   Intel 486 SL-25
                                                   Pentium Microprocessor



Intel Corporation                            Intergraph Corporation

\s\ Janice Wilkins                           \s\ Neysa S. Holland
Signature                                    Signature

Janice Wilkins                               Neysa S. Holland
Printed Name                                 Printed Name

Intel Inside Program Manager                 Corporate MarCom Staff Supr.
Title                                        Title


JUN 09 1993                                  June 8, 1993
Date                                         Date


Return Executed Attachment to:

                    Intel Inside Program Office
                    c/o Janice Wilkins
                    Intel Corporation
                    2200 Mission College Blvd. , RN5-30
                    P.O. Box 58119
                    Santa Clara, CA  95052-8119



                        ATTACHMENT "C"

                   OEM QUALIFYING PRODUCTS


Check one of the following


This Attachment C [] New/replaces the previous Attachment C [] Is an addition to the previous Attachment C

OEM Product Name                                  Type          Intel CPU
_________________________________________         ____      ________________
_________________________________________         ____      ________________
_________________________________________         ____      ________________
_________________________________________         ____      ________________
_________________________________________         ____      ________________
_________________________________________         ____      ________________

Type (Choose): [N/P] - Notebook/Portable [D] - Desktop [S/M] - Server/Mainframe


Intel CPU (Example):

Intel 386 DX-16     Intel 386 SX-12     Intel 386 SL-16     Intel 486 DX2-50
Intel 386 DX-20     Intel 386 SX-16     Intel 386 SL-20     Intel 486 DX2-66
Intel 386 DX-25     Intel 386 SX-20     Intel 386 SL-25     Intel 486 SX-16
Intel 386 DX-33     Intel 386 SX-25     Intel 486 DX-25     Intel 486 SX-20
                    Intel 386 SX-33     Intel 486 DX-33     Intel 486 SX-25
                                        Intel 486 DX-50     Intel 486 SX-33
                                                            Intel 486 SL-25


Intel Corporation                        _____________________________________
                                                         ("OEM")
__________________________________       _____________________________________
Signature                                Signature

__________________________________       ______________________________________
Printed Name                             Printed Name

__________________________________       ______________________________________
Title                                    Title

__________________________________       ______________________________________
Date                                     Date


Return Executed Attachment to:

                    Intel Inside Program Office
                    c/o Janice Wilkins
                    Intel Corporation
                    2200 Mission College Blvd.
                    P.O. Box 58119, RN5-30
                    Santa Clara, CA  95052-8119